SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                                  [X]
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[  ]          Preliminary Information Statement

[  ]          Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ X ]          Definitive Information Statement

JNL Series Trust
            (Name of Registrant As Specified In Its Charter)

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[  ]          Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Dear Variable Annuity and Variable Life Contract Owners:

Although you are not a shareholder of JNL Series Trust (the “Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust ( the “Information Statement”) may be read to include you as an owner of a Variable Contract.

PPM America, Inc. (“PPMA”) currently sub-advises one of the portfolio strategies (the “PPMA Small Cap Value Strategy”) for the JNL Multi-Manager Small Cap Value Fund (the “Fund”), a series of the Trust.  On June 4-6, 2018, the Board of Trustees (the “Board”) of the Trust voted to replace PPMA with WCM Investment Management (“WCM”) as  the sub-adviser for PPMA Small Cap Value Strategy of the Fund, effective August 13, 2018. Enclosed please find the Trust’s Information Statement regarding this sub-adviser change for the PPMA Small Cap Value Strategy (which will subsequently be renamed the “WCM Small Cap Value Strategy”) of the Fund.

The Information Statement is furnished to shareholders of the Fund on behalf of the Board of the Trust, a Massachusetts business trust, located at 1 Corporate Way, Lansing, Michigan 48951.

The Trust will file a supplement to its registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust to reflect the changes discussed in this Information Statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit: www.jackson.com.

Sincerely,

Mark D. Nerud
President, Chief Executive Officer, and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL Multi-Manager Small Cap Value Fund

July 20, 2018

Table of Contents

Information Statement

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.          Introduction

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 120 series (the “Funds”).

As investment adviser to the Funds, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with, and compensates investment sub-advisers (the “Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds.  While the Sub-Advisers are primarily responsible for the day-to-day portfolio of the Funds, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the “Board”).  Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and of the Adviser, is the principal underwriter for the Trust.  JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. PPM America, Inc. (“PPMA”) is a Sub-Adviser to certain of the Funds.  PPMA is an affiliate of JNAM.

On June 4-6, 2018, the Board, including the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), of the JNL Multi-Manager Small Cap Value Fund (the “Fund”) voted to replace PPMA with WCM Investment Management (“WCM”) and to approve an Investment Sub-Advisory Agreement between JNAM and WCM (the “WCM Sub-Advisory Agreement”) appointing WCM as  the Sub-Adviser for  the PPMA Small Cap Value Strategy (which will subsequently be renamed the “WCM Small Cap Value Strategy”) of the Fund.

The purpose of this information statement (the “Information Statement”) is to provide you with information about the WCM Sub-Advisory Agreement and about WCM’s appointment as the Sub-Adviser to the WCM Small Cap Value Strategy of the Fund, effective August 13, 2018. The Fund is managed by several unaffiliated Sub-Advisers and one affiliated Sub-Adviser.  PPMA is the affiliated Sub-Adviser because PPMA is an affiliate of JNAM.  PPMA currently provides day-to-day management for the PPMA Small Cap Value Strategy of the Fund.  On August 13, 2018, WCM will replace PPMA as the Sub-Adviser for the PPMA Small Cap Value Strategy, which will be renamed the WCM Small Cap Value Strategy, and WCM will begin providing the day-to-day management for the WCM Small Cap Value Strategy of the Fund. In conjunction with the sub-adviser replacement, the Board approved an amendment to the Investment Sub-Advisory Agreement between JNAM and PPMA, removing the PPMA Small Cap Value Strategy.  There are no other changes to the sub-advisory arrangements with the other Sub-Advisers for the Fund as a result of the appointment of WCM as a Sub-Adviser to the Fund.

This Information Statement is provided in lieu of a proxy statement pursuant to the terms of an exemptive order (the “Order”) granted to the Trust and JNAM by the U.S. Securities and Exchange Commission (the “SEC”).  The Order permits the Adviser to enter into sub-advisory agreements with sub-advisers that are not affiliates of the Adviser (other than by reason of serving as a sub-adviser to a Fund) without shareholder approval.  The Adviser, therefore, is able to change sub-advisers from time to time, subject to Board approval, without the expense and delays associated with obtaining shareholder approval.  The Order requires that notice and certain information be sent to shareholders of a Fund informing them of a change in a Fund’s sub-adviser.

PPMA, a Delaware corporation and registered investment adviser, is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.  Effective August 13, 2018, PPMA will cease to be the Sub-Adviser to the PPMA Small Cap Value Strategy of the Fund.

This Information Statement is being provided to contract owners of record for the Fund as of July 13 , 2018. It will be mailed on or about July 27, 2018.

II.        Changes to Fund Name, Investment Objective, and Principal Investment Strategies

Neither the Fund’s name nor its investment objective will change as a result of the change in Sub-Adviser from PPMA to WCM. As a result of the change in Sub-Adviser, the principal investment strategy for the Fund, and in particular the WCM Small Cap Value Strategy, will be as follows:

Principal Investment Strategies. The Fund seeks to achieve its investment objective by the Fund investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a variety of small cap value strategies, sometimes referred to as “sleeves,” managed by five unaffiliated investment managers (“Sub-Advisers”). Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each sleeve, but the Sub-Advisers may also implement other investment strategies in keeping with their respective sleeve's objective.

Congress Small Cap Value Strategy

Congress Asset Management Company, LLP (“Congress”) constructs the Small Cap Value Strategy by investing in the common stocks of small capitalization (“small-cap”) companies.

The Small Cap Value Strategy market capitalization range is generally within the range of the Russell 2000 Value Index (between approximately $22.7 million and $8.9 billion as of December 31, 2017) at the time of purchase. The market capitalization range is expected to change over time.

Congress generally constructs the strategy to consist of 70-110 companies. The Small Cap Value Strategy is predominantly focused on investing in companies domiciled within the United States. The strategy can invest in foreign securities, primarily through American Depositary Receipts (“ADRs”) and the equity securities of companies incorporated outside of the U.S. that are traded on U.S. exchanges. Investments in ADRs are generally less than 10%.

The strategy focuses on opportunities that Congress believes have significant upside potential, emphasizing a combination of both valuation and earnings power. Congress employs a fundamental, bottom-up investment approach that includes both financial modeling and qualitative analysis. A stock may be sold, among other reasons, if Congress believes that the company’s cumulative valuation and earnings upside potential approaches fair value, better opportunities exist, the company experiences fundamental deterioration, or the market capitalization rises above a targeted range.

Chicago Equity – Small Cap Value Strategy

Chicago Equity Partners, LLC (“CEP”) constructs the strategy by investing in equity securities of small-capitalization companies. The Small Cap Value Strategy will ordinarily invest in approximately 150-400 stocks. The Small Cap Value Strategy primarily invests in common stock and preferred stock of U.S. small-capitalization companies.

The Small Cap Value Strategy currently defines small capitalization companies as those with a market capitalization within the market capitalization range of the companies represented in the Russell 2000® Index (between $22.7 million and $9.4 billion as of December 31, 2017). This range may fluctuate as market conditions change and during periods of increased market volatility. In pursuing its investment strategy, it will generally invest in stocks of U.S. small-cap value companies (as determined by CEP), including real estate investment trusts (“REITs”). The Small Cap Value Strategy may also invest in foreign companies, including those that are organized in or have material business interests tied to emerging market countries, through ADRs or direct investment in securities of foreign companies trading on U.S. markets.

Cooke & Bieler Small Cap Value Equity Strategy

Cooke & Bieler, L.P. (“C&B”) constructs the Small Cap Value Equity Strategy by investing in the common stocks of small capitalization (“small-cap”) companies.

C&B invests principally in small-capitalization companies, which are defined as having market capitalizations within the market capitalization range of the constituents of Russell 2000® Index at the time of purchase. As of December 31, 2017, the Index had a market capitalization range of $33.3 million to $8.9 billion.

C&B manages a relatively focused portfolio of typically 40 to 60 companies that enables C&B to provide adequate diversification while allowing the portfolio to behave differently than the market.

C&B selects securities for the strategy based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management.

Cortina Small Cap Value Strategy

Cortina Asset Management, LLC (“Cortina”) constructs the Small Cap Value Strategy by investing in the common stocks of small capitalization (“small-cap”) companies that Cortina believes are undervalued relative to the marketplace or similar companies.

Under current market conditions, the strategy considers a company to be a small-cap company if it has a total market capitalization at the time of purchase of $100 million to the higher of $3 billion or the high end of the range of companies represented in the Russell 2000 Value Index. As of December 31, 2017, the largest company in the Russell 2000 Value Index has a market capitalization of approximately $8.9 billion.

The Small Cap Value Strategy will typically hold shares of stock in 60 to 80 companies, with no single company exceeding 5% of the Small Cap Value Strategy’s portfolio at the time of purchase.

WCM Small Cap Value Strategy

WCM Investment Management (“WCM”) constructs the Small Cap Value Strategy by investing in the common stocks of small capitalization (“small-cap”) companies that WCM believes are undervalued. WCM considers small capitalization companies to be companies with market capitalizations between $50 million and $5 billion at the time of purchase. Investments in companies that move outside the capitalization range may continue to be held by the Small Cap Value Strategy at WCM’s discretion.

WCM generally constructs the strategy to consist of 25-40 companies.  WCM typically selects shareholder-friendly companies with a durable competitive advantage that are trading at a discount to intrinsic value. Characteristics of these companies include sustained, high returns on invested capital, consistent free cash flow generation, and impressive compounding of net book value over time.

JNAM also may choose to allocate the Fund’s assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile.

For a more detailed comparison of the changes made to the Fund’s prospectus due to the change in Sub-Adviser, please refer to Exhibit B.

III.      Investment Sub-Advisory Agreement with WCM Investment Management

PPMA is the current Sub-Adviser to the PPMA Small Cap Value Strategy of the Fund, pursuant to an Amended and Restated Investment Sub-Advisory Agreement, as amended, between PPMA and JNAM, effective April 25, 2016, which was most recently approved by the Board at a meeting held on August 28-30, 2017.

On June 4-6, 2018, the Board, including the Independent Trustees, voted to replace PPMA with WCM as the Sub-Adviser to the PPMA Small Cap Value Strategy of the Fund and approved the WCM Sub-Advisory Agreement. Pursuant to the Order, you are not required to approve the WCM Sub-Advisory Agreement because WCM is not affiliated with JNAM.

The following description of the WCM Sub-Advisory Agreement is qualified by the WCM Sub-Advisory Agreement, attached as Exhibit A.

The WCM Sub-Advisory Agreement provides that it will remain in effect until September 30, 2019, and thereafter only so long as the continuance is approved at least annually by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The WCM Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Board (including the majority of the Independent Trustees), the outstanding voting securities of the Fund, the Adviser, or WCM. The WCM Sub-Advisory Agreement also terminates automatically in the event of its assignment. The WCM Sub-Advisory Agreement will also terminate upon written notice of a material breach of the WCM Sub-Advisory Agreement, if the breaching party fails to cure the material breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

The WCM Sub-Advisory Agreement generally provides that WCM, its officers, members, or employees will not be subject to any liability to JNAM, the Funds,  or the Trust's Trustees, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of WCM's duties, except for a loss resulting from willful misconduct, bad faith, reckless disregard, or gross negligence in the performance of its duties or obligations under the WCM Sub-Advisory Agreement. There are no material differences between the Investment Sub-Advisory Agreements of WCM and PPMA, other than as discussed below.

The change in Sub-Adviser will not increase the management fees to be paid by the Fund. The Fund currently pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL Multi-Manager Small Cap Value Fund
Advisory Fee Rates Before and After the Change in Sub-Adviser
Net Assets	Rate
$0 to $200 million	0.750%
$200 million to $500 million	0.670%
$500 million to $3 billion	0.650%
$3 billion to $5 billion	0.640%
Over $5 billion	0.630%

JNAM is responsible for paying all Sub-Advisers out of its own resources. Under the WCM Sub-Advisory Agreement, the sub-advisory fee to be paid by the Adviser to WCM for managing the WCM Small Cap Value Strategy is different than the sub-advisory fee that was paid to PPMA for managing the PPMA Small Cap Value Strategy. PPMA was paid a sub-advisory fee equal to a percentage of the PPMA Small Cap Value Strategy of the Fund’s average daily net assets based on the below schedule:

JNL Multi-Manager Small Cap Value Fund
Sub-Advisory Rate Before the Change in Sub-Adviser
Average Daily Net Assets*	Annual Rate
$0 to $150 million	0.40%
$150 million to $500 million	0.35%
Amounts over $500 million	0.32%
* for the portion of average daily net assets managed by PPMA for the PPMA Small Cap Value Strategy.

Under the WCM Sub-Advisory Agreement, WCM will be paid a sub-advisory fee equal to a percentage of the WCM Small Cap Value Strategy of the Fund’s average daily net assets based on the below schedule:

JNL Multi-Manager Small Cap Value Fund
Sub-Advisory Rate After the Change in Sub-Adviser
Average Daily Net Assets*	Annual Rate
All Assets	0.43%
* for the portion of average daily net assets managed by WCM for the WCM Small Cap Value Strategy of the Fund.

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2017. The pro forma aggregate amount of management fees paid to the Adviser would have been the same had the change of Sub-Adviser occurred during the applicable period.

Fund Name	Actual Fees
JNL Multi-Manager Small Cap Value Fund	$8,574,653

For the year ended December 31, 2017, JNAM paid PPMA $47,946 in sub-advisory fees for its services to the PPMA Small Cap Value Strategy of the Fund. The pro forma sub-advisory fees would have been higher than the fees paid to PPMA, assuming the WCM Sub-Advisory Agreement was in place for the applicable period.

IV.       Description of WCM Investment Management

WCM is a California corporation and registered investment adviser, located at 281 Brooks Street, Laguna Beach, California 92651. WCM had approximately $27.5 billion in assets under management as of March 31, 2018.

Executive/Principal Officers, Directors, and General Partners of WCM, with their principal address at 281 Brooks Street, Laguna Beach, California 92651:

Names	Title
Paul Russell Black	President and Co-Chief Executive Officer
Kurt Randal Winrich	Chairman and Co-Chief Executive Officer
Lee Thomas Rydzeski	Vice President and Secretary
David Andrew Brewer	Chief Compliance Officer
Sloane Waller Payne	Chief Operations Officer
Peter John Hunkel	Senior Vice President and Portfolio Manager
Mike Brady Trigg	Senior Vice President and Portfolio Manager
Sanjay Ayer	Vice President and Portfolio Manager

WCM is an independent, employee-owned money management firm, founded in 1976.  WCM provides investment management and sub-advisory services to public as well as various institutional and sub-advised accounts.

The following person(s) beneficially own 10% or more of the outstanding voting securities of WCM:

Names	Address
Paul Russell Black	281 Brooks Street, Laguna Beach, California 92651
Kurt Randal Winrich	281 Brooks Street, Laguna Beach, California 92651
Sloane Waller Payne	281 Brooks Street, Laguna Beach, California 92651
Mike Brady Trigg	281 Brooks Street, Laguna Beach, California 92651

As the Sub-Adviser to the WCM Small Cap Value Strategy of the Fund, WCM will provide the WCM Small Cap Value Strategy of the Fund with investment research, advice and supervision, and manage the WCM Small Cap Value Strategy’s portfolio consistent with the Fund’s investment objective and policies, including the purchase, retention, and disposition of securities, as set forth in the Fund’s current Prospectus. The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus under the heading “Principal Risks of Investing in the Fund.”

As of July 13 , 2018, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of WCM, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in WCM or any other entity controlling, controlled by or under common control with WCM. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2017, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which WCM, any parent or subsidiary of WCM, or any subsidiary of the parent of such entities was or is to be a party.

JNL Multi-Manager Small Cap Value Fund

The following individual will be primarily responsible for the day-to-day management of the WCM strategy of the Fund’s portfolio:

Jon Detter, Portfolio Manager and Business Analyst of WCM
Mr. Detter joined WCM in 2016 as a member of the Investment Strategy Group for its domestic, fundamental value strategies.  Mr. Detter’s primary responsibilities are portfolio management and equity research.  His career in investments and valuation includes his role as principal at Opus Capital Management, where he was one of three portfolio managers on the Opus Small-Cap Value flagship product, as well as a founder of, and portfolio manager for, the Focused Small Cap product. Previously, Mr. Detter held positions at Valuation Research Corporation and Arthur Andersen LLP, performing valuation work for public and private companies, primarily with respect to equity and option valuations, purchase price allocations, intangible assets and asset impairment testing. Mr. Detter graduated magna cum laude from Xavier University with a B.S.B.A. in Finance. He is also a CFA charterholder.

Anthony Glickhouse, Portfolio Manager and Business Analyst of WCM
Mr. Glickhouse joined WCM in 2016 as a member of the Investment Strategy Group for its domestic, fundamental value strategies.  Mr. Glickhouse’s primary responsibilities are portfolio management and equity research. His industry experience includes a position at Opus Capital Management, where he was a research analyst on the Opus Small-Cap Value flagship product, as well as a founder of, and portfolio manager for, the Focused Small Cap product. Previously, Mr. Glickhouse held positions at The Private Client Reserve of U.S. Bank, where he conducted economic/capital market research and detailed asset allocation analysis, and at Renaissance Investment Management, where he performed operations and security analysis duties. Mr. Glickhouse graduated from Miami University with a B.S. in Finance. He is also a CFA charterholder.

Patrick F. McGee, Portfolio Manager and Business Analyst of WCM
Mr. McGee joined WCM in 2016 as a member of the Investment Strategy Group for its domestic, fundamental value strategies. Mr. McGee’s primary responsibilities are portfolio management and equity research. His industry experience includes a position at Opus Capital Management, where he was a research analyst on the Opus Small-Cap Value flagship product, as well as a founder of, and portfolio manager for, the Focused Small Cap product. Previously, Mr. McGee held the Associate Analyst position at Avondale Partners LLC, where he assisted in research. Earlier still, Mr. McGee worked as a senior consultant at Ernst & Young LLP, where he established the Los Angeles office’s Fraud Investigation and Dispute Services practice. Mr. McGee earned his B.B.A. in Finance and Public Policy from the College of William & Mary (Virginia), and his M.B.A. from the University of Virginia. He is also a CFA charterholder.

There are no changes to the portfolio managers for the strategies managed by the other Sub-Advisers of the Fund.

V.        Other Investment Companies Advised by WCM Investment Management

The following table sets forth the size and rate of compensation for other funds advised by WCM having similar investment objectives and policies as those of the Fund:

Similar Mandates	Assets Under Management as of March 31, 2018	Rate of Compensation
Sub-Advised Account	$135 million	0.45%

VI.      Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund’s sub-advisory agreement. At a meeting held on June 4-6, 2018, the Board, including all of the Independent Trustees, considered information relating to the WCM Sub-Advisory

Agreement, whereby WCM would replace PPMA as sub-adviser for a sleeve of the Fund. In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the WCM Sub-Advisory Agreement. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussions, the Board approved the WCM Sub-Advisory Agreement for a period through September 30, 2019 (unless terminated pursuant to the terms of the WCM Sub-Advisory Agreement), after which time the agreement will be up for renewal annually.

In reviewing the WCM Sub-Advisory Agreement and considering the information, the Board was advised by independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of the Fund, (3) cost of services of the Fund, (4) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (5) other benefits that may accrue to WCM through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the WCM Sub-Advisory Agreement.

Before approving the WCM Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and WCM, and to consider the terms of the WCM Sub-Advisory Agreement. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the WCM Sub-Advisory Agreement is in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by WCM. The Board noted JNAM’s evaluation of WCM, as well as JNAM’s recommendations, based on its review of WCM, to approve the WCM Sub-Advisory Agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of WCM’s portfolio managers who would be responsible for the day-to-day management of the WCM Small Cap Value Strategy of the Fund. The Board reviewed information pertaining to WCM’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to WCM. The Board considered compliance reports about WCM from the Trust’s Acting Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, quality and extent of the services to be provided by WCM under the WCM Sub-Advisory Agreement.

Performance

The Board reviewed the performance of WCM’s investment mandate with a similar investment strategy to that of the portion or sleeve of the Fund that WCM is expected to manage. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the WCM Sub-Advisory Agreement.

Costs of Services

The Board reviewed the proposed fees to be paid by JNAM to WCM.  The Board reviewed fee and expense information as compared to fees charged by WCM to similar clients.   Using information provided by an independent data service, the Board evaluated WCM’s and the Fund’s fees and expenses, including its sub-advisory fees compared to the average sub-advisory fees for other funds similar in size, character, and investment strategy (the “peer group”).  The Board considered that WCM’s proposed sub-

advisory fee is higher than PPMA’s current sub-advisory fee.  The Board noted that this change will be effective on or around August 13, 2018.  The Board noted that the Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.  The Board concluded that the sub-advisory fee is in the best interests of the Fund and its shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether the Fund’s proposed fees reflect the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM and WCM, the Board noted that the Fund’s advisory fee contains breakpoints that decrease the fee rate as assets increase.

Other Benefits to JNAM and WCM

In evaluating the benefits that may accrue to WCM through its relationship with the Fund, the Board noted that WCM may receive indirect benefits in the form of soft-dollar arrangements for portfolio securities trades placed with the Fund’s assets and may also develop additional investment advisory business with JNAM, the Trust or other clients of WCM as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the WCM Sub-Advisory Agreement.

VII.      Additional Information

Ownership of the Fund

As of July 13 , 2018, there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL Multi-Manager Small Cap Value Fund (Class A)	43,833,255.241
JNL Multi-Manager Small Cap Value Fund (Class I)	33,737,087.399

As of July 13 , 2018, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), certain affiliated funds organized as fund-of-funds, and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

As of July 13 , 2018, the following persons beneficially owned more than 5% of the shares of the Fund indicated below:

JNL Multi-Manager Small Cap Value Fund (Class I)
Fund	Address	Percentage of Shares Owned
JNL/S&P Managed Moderate Growth Fund	1 Corporate Way Lansing MI 48951	25.66%
JNL/S&P Managed Growth Fund	1 Corporate Way Lansing MI 48951	22.42%
JNL/S&P Managed Aggressive Growth Fund	1 Corporate Way Lansing MI 48951	11.65%
JNL/S&P Managed Moderate Fund	1 Corporate Way Lansing MI 48951	8.72%
JNL Disciplined Moderate Growth Fund	1 Corporate Way Lansing MI 48951	7.19%
JNL Disciplined Moderate Fund	1 Corporate Way Lansing MI 48951	5.77%
JNL Institutional Alt 20 Fund	1 Corporate Way Lansing MI 48951	5.73%
JNL Disciplined Growth Fund	1 Corporate Way Lansing MI 48951	5.34%

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts. As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of July 13 , 2018, no persons have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

Brokerage Commissions and Fund Transactions

During the fiscal year ended December 31, 2017, the Fund paid no commissions to any affiliated broker.

During the fiscal year ended December 31, 2017, the Fund paid $1,152,376 in administration fees and $2,175,631 in 12b-1 fees to the Adviser and/or its affiliated persons. The Board approved an amendment to the investment advisory contract and these services will continue.

VIII.    Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2017, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606. JNAM is a wholly owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. JNAM also serves as the Trust’s Administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson. JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing, and distribution of this Information Statement will be paid by JNAM.

Exhibit A

Investment Sub-Advisory Agreement Between
Jackson National Asset Management, LLC and WCM Investment Management

Agreement, dated as of August 13, 2018, by and between Jackson National Asset Management, LLC, a limited liability company organized in the State of Michigan (the "Adviser"), and WCM Investment Management ("Sub-Adviser"), a California corporation and registered investment adviser.

Whereas, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

Whereas, the Adviser has entered into an Investment Advisory and Management Agreement dated July 1, 2013, as amended, with JNL Series Trust ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("Investment Company Act");

Whereas, the Trust's shareholders are primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the "Policies") under which income, gains and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies, as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986, as amended ("Code"), and the rules and regulations thereunder;

Whereas, the fund or funds listed on Schedule A hereto (each, a "Fund") are series of the Trust;

Whereas, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

Whereas, the Board of Trustees of the Trust ("Board") and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of each Fund's assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth;

Whereas, the Adviser has the authority under the Investment Advisory and Management Agreement with the Trust to select sub-advisers for each Fund; and

Whereas, the Sub-Adviser is willing to furnish such services to the Adviser and each Fund.

Now, Therefore, in consideration of the mutual covenants contained herein, the Adviser and the Sub-Adviser agree as follows:

1.   Appointment of Sub-Adviser

The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser for each Fund, subject to the supervision and control of the Adviser and the Board and in accordance with the terms and conditions of this Agreement.  Such appointment may be limited to a portion of Fund assets allocated to the Sub-Adviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser.  References to the "Fund" or "Funds" in this Agreement shall refer to the portion of Trust assets allocated to the Sub-Adviser by the Adviser, except where the context otherwise indicates.

The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

In the event the Adviser designates one or more funds other than the Fund or Funds identified on Schedule A with respect to which the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to furnish such services, it shall notify the Adviser in writing, whereupon, subject to the approval of the Trust's Board of Trustees ("Board"), such fund shall be added to Schedule A and become a Fund hereunder subject to this Agreement.

2.   Services to be Rendered by the Sub-Adviser to the Trust

A. As investment sub-adviser to each Fund, the Sub-Adviser will coordinate and monitor the investment and reinvestment of the assets of each Fund and determine the composition of the assets of each Fund, subject always to the supervision and control of the Adviser and the Board.

B. As part of the services it will provide hereunder, the Sub-Adviser will:

 (i) obtain and evaluate pertinent economic, statistical, financial, and other information affecting the individual companies or industries, the securities of which are included in each Fund or are under consideration for inclusion in each Fund;

(ii) formulate and implement a continuous investment program and make investment decisions for all assets in each Fund;

(iii) take whatever steps are necessary to implement the investment program for each Fund by placing all orders, on behalf of each Fund, for the purchase and sale of securities and other property and investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program of each Fund;

(iv) use the same skill and care in providing its services as it uses in providing services to its other similar client mandates for which it has investment responsibilities;

(v) keep the Board and the Adviser fully informed in writing on an ongoing basis of all material facts concerning the investment and reinvestment of the assets in each Fund, the Sub-Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Board; and attend meetings with the Adviser and/or the Board, as reasonably requested, to discuss the foregoing;

(vi) cooperate fully with the Trust's Chief Compliance Officer in executing his/her responsibilities to monitor service providers of each Fund pursuant to Rule 38a-1 under the Investment Company Act, including but not limited to providing compliance and reporting information as reasonably requested by the Adviser and the Board;

(vii) in accordance with procedures and methods established by the Board, which may be amended from time to time, provide assistance in determining the fair value of securities and other investments/assets in each Fund, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Sub-Adviser for each security or other investment/asset in each Fund for which market prices are not readily available.  In addition, the Sub-Adviser shall provide the Trust's custodian on each business day with information relating to all transactions concerning each Fund's assets under the Sub-Adviser's supervision, and shall promptly provide Adviser with such information upon the reasonable request of the Adviser;

(viii) provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to each Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing each Fund that may be reasonably necessary, under applicable laws; and

(ix) cooperate with and provide reasonable assistance to the Adviser, the Board, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and the Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C. In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in compliance with the following: (i) the Trust's Agreement and Declaration of Trust, as the same may be modified or amended from time to time ("Declaration"); (ii) the By-Laws of the Trust, as the same may be modified or amended from time to time ("By-Laws"); (iii) the stated investment objectives, policies and restrictions of each Fund and other matters contained in the currently effective Prospectus and Statement of Additional Information of the Trust filed with the Securities and Exchange Commission ("SEC"), as the same may be modified, amended or supplemented from time to time ("Prospectus and SAI"); (iv) the Investment Company Act, the Advisers Act, the Commodity Exchange Act, as amended ("CEA") and the rules under each, and all other federal and state laws or regulations applicable to the Trust and each Fund; (v) any applicable controlling foreign laws, regulations and regulatory requirements as set forth by applicable foreign regulatory agencies; (vi) the Trust's compliance and other policies and procedures adopted from time to time by the Board; and (vii) the instructions of the Adviser and the Board.  Prior to the commencement of the Sub-Adviser's services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Declaration, By-Laws, Prospectus and SAI, Fund compliance manual and other relevant policies and procedures that are adopted by the Board.  The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

D. Without Adviser's prior consent to each transaction, Sub-Adviser shall have full discretionary authority as agent and attorney-in-fact, with full power of substitution and full authority in each Fund's name, to (a) buy, sell, hold, exchange, convert or otherwise deal in any manner in any assets; (b) place orders for the execution of such assets and other transactions with or through such brokers, dealers,  counter-parties, issuers, agents or arrangers as Sub-Adviser may select; (c) execute, on behalf of a Fund, such brokerage, derivatives, subscription and other agreements and documents (including, without limitation, ISDA, LSTA, and/or Master Securities Forward Transaction Agreement or MSFTA documentation) as Sub-Adviser deems necessary or appropriate in connection with each Fund's investment activities; and (d) negotiate, enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in connection with the performance of the Sub-Adviser's duties hereunder.

E. In furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser to the Trust or the sub-adviser to any other investment company managed by the Adviser concerning transactions of each Fund in securities or other assets.  (This shall not be deemed to prohibit the Sub-Adviser from consulting with any of the other sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act.  This shall also not be deemed to prohibit consultations between current and successor sub-advisers of a Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Investment Company Act.)

F. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund.  Sub-Adviser will report to the Board and to Adviser with respect to the implementation of such program as requested by the Board or the Adviser.

G. The Sub-Adviser at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses, and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser's duties under this Agreement. The Sub-Adviser shall, at its expense, bear any fees or costs associated with regulatory investigations or litigation arising from or pertaining to (i) the services provided by the Sub-Adviser under the Agreement (but excluding litigation for services provided and/or fees charged by the Adviser); and (ii) the Sub-Adviser's general business operations that require the involvement or participation of the Adviser, the Fund, and/or any Trustee of the Fund.

H. The Sub-Adviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein.  The Sub-Adviser is granted authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions it enters into on behalf of each Fund.  The Sub-Adviser will provide to the Adviser copies of all agreements regarding brokerage arrangements.  The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable.  The Sub-Adviser is directed at all times to seek to execute transactions for each Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Adviser from time to time and which have been provided to the Sub-Adviser or (ii) as described in the Trust's Prospectus and SAI.  In placing any orders for the purchase or sale of securities and instruments for each Fund, the Sub-Adviser is hereby authorized, to the extent permitted by applicable law, to aggregate the securities and instruments to be so purchased or sold and shall use its best efforts to obtain for each Fund best price and execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.  Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the broker's execution capabilities; any research provided by the broker that aids the Sub-Adviser's investment decision-making process and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis.

I. Subject to such policies and procedures as the Board may determine, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and as interpreted by the SEC or its staff, cause each Fund to pay a broker or dealer that provides brokerage or research services to the Adviser, the Sub-Adviser and the Fund an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to each Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the Exchange Act).  Allocation of orders placed by the Sub-Adviser on behalf of each Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations.  The Sub-Adviser will submit reports on such allocations to the Adviser or the Board as reasonably requested by the Adviser or the Board, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor. To the extent authorized by Section 28(e) and the Trust's Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.  Subject to seeking best price and execution, the Board or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

J. The Sub-Adviser will maintain all accounts, books and records with respect to each Fund as are required of an investment sub-adviser of a registered investment company pursuant to the Investment Company Act, Advisers Act, and Commodity Exchange Act and the rules thereunder, will furnish the Adviser and the Board such periodic and special reports as they may reasonably request, and shall timely file with the SEC all forms pursuant to Section 13 of the Exchange Act, with respect to its duties as are set forth herein.

K. The Sub-Adviser shall ensure that each Fund complies with the provisions of Section 851 and Section 817(h) of the Code and the regulations thereunder, including, but not limited to, Treas. Reg. Section 1.817-5.  Sub-Adviser shall be responsible for the correction of any failure under the provisions cited above attributable to its actions whether in good faith, negligent, or reckless disregard, including any penalties, taxes, and interest and for any other obligations to Contract-owners and insurance company investors in each Fund.

L. The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Board, vote proxies with respect to each Fund's securities and exercise rights in corporate actions or otherwise in accordance with the Sub-Adviser's proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser.

M. The Sub-Adviser may execute on behalf of each Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement.  These may include, without limitation, brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment-related agreements, and any other agreements, documents or instruments the Sub-Adviser believes are appropriate or desirable in performing its duties under this Agreement.

N. The Sub-Adviser will provide to the Adviser (i) a completed monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser, and (iii) other compliance and reporting information as reasonably requested by the Adviser or the  Board of Trustees from time-to-time.

O. The Sub-Adviser will review each Fund's investment-related risk disclosures in the Prospectus and SAI, and the Sub-Adviser will certify to the Adviser on a quarterly basis that, based on the Sub-Adviser's knowledge after due inquiry including consideration of market conditions, such disclosures appropriately address current market conditions affecting investments in the Fund.

3.    Compensation of Sub-Adviser

The Adviser will pay the Sub-Adviser a sub-advisory fee, accrued daily and payable monthly on the average daily net assets of each Fund, as specified in Schedule B to this Agreement to cover the Sub-Adviser's services under and expenses assumed in carrying out this Agreement.  The Sub-Adviser agrees that the fee rate paid to the Sub-Adviser shall not be in excess of the fee rates at equivalent asset size charged by the Sub-Adviser to any other future investment company client, registered under the Investment Company Act, being managed by the Sub-Adviser having a substantially similar investment objective, style and strategy as each Fund.

4.    Custody of Assets

Sub-Adviser shall at no time physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds.  In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds.  All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

5.    Liability and Indemnification

A. Except as may otherwise be provided by law, neither the Sub-Adviser nor any of its officers, members or employees (its "Affiliates") shall be liable (i) for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to any Fund or (ii) for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser's reasonable opinion, constitute a violation of any federal or state laws, rules or regulations; except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended ("1933 Act")) (collectively, "Adviser Indemnitees") against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund by the Sub-Adviser or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B. Except as may otherwise be provided by law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser with respect to any Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, "Sub-Adviser Indemnitees") against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser.

6.    Representations of Adviser

The Adviser represents, warrants and agrees that:

A. The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to each Fund as contemplated hereby.

B. The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

C. The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify Sub-Adviser of the occurrence of any event that would disqualify Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of any Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

D. The Adviser certifies that as of the date of this Agreement the Trust is a Qualified Institutional Buyer ("QIB") as defined in Rule 144A under the 1933 Act, and the Adviser will promptly notify the Sub-Adviser if the Trust ceases to be a QIB.

E. The Adviser, through its designated administrator or sub-administrator, will regularly notify the Sub-Adviser if any "government entity" assets, within the meaning of Rule 206(4)-5 under the Advisers Act, are contributed to any Fund.

7.    Representations of Sub-Adviser

The Sub-Adviser represents, warrants and agrees as follows:

A. The Sub-Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B. The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment sub-adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Sub-Adviser will also promptly notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation requesting information about any Fund that directly relates to or otherwise materially and adversely affects a Fund, at law or in equity, before or by any court, public board or body, involving the affairs of a Fund; provided however, that routine regulatory examinations shall not be required to be reported by this provision.  The Sub-Adviser represents that this Agreement does not violate any existing agreement between the Sub-Adviser and any other party.

C. The Sub-Adviser has reviewed the Prospectus and SAI of the Trust with respect to each Fund, as it may be amended from time to time, that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact necessary to make the statements contained therein not misleading.

D. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption.  The Sub-Adviser will promptly provide the Adviser any amendments thereto.  As requested, the president, Chief Operating Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.  Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1) and all other records relevant to the Sub-Adviser's code of ethics.

E. The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments and annual updates to the Adviser.  Such amendments shall reflect all changes in the Sub-Adviser's organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

F. The Sub-Adviser will promptly notify the Trust and the Adviser of any proposed assignment of this Agreement or change of control of the Sub-Adviser and any proposed changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Sub-Adviser.  The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment or change in control.

G. The Sub-Adviser has provided the Adviser with a summary of its insurance coverage and will promptly provide the Adviser any amendments thereto.  The Sub-Adviser will maintain its insurance coverage at least at the amounts set forth in the summary.

H. The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Trust, each Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority and only upon providing written notice to the Adviser and the Trust.  However, the Sub-Adviser may incorporate the performance of each Fund in its composite performance.

I. The Sub-Adviser will not file class action claim forms or otherwise exercise any rights the Adviser or the Trust may have with respect to participating in, commencing or defending suits or legal proceedings involving securities or issuers of securities held in, or formerly held in, each Fund, unless the Sub-Adviser, the Adviser and the Trust mutually agree that the Sub-Adviser may take such actions.

J. The Sub-Adviser will promptly notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for a Fund.  For the purposes of this paragraph, a "material adverse change" shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality.

K. The Sub-Adviser will promptly notify the Adviser and the Trust to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority.  The Sub-Adviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that would make any written information previously provided to the Adviser or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect.

8.   Commodity Exchange Act Matters

A. The Adviser hereby represents and warrants to the Sub-Adviser that:

(i) with respect to each Fund where the Adviser is not excluded from the definition of a commodity pool operator ("CPO") pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Adviser (A) is registered as a CPO under the CEA and is a member of the National Futures Association ("NFA") and (B) consents to being treated by the Sub-Adviser as a "qualified eligible person" as defined in the rules promulgated under the CEA for the purposes of the CEA and the regulations thereunder;

(ii) with respect to each Fund where the Adviser is excluded from the definition of a CPO pursuant to CFTC Regulation 4.5, the Adviser (A) filed the notice required by CFTC Regulation 4.5(c) and shall re-file such notice annually as required and (B) will promptly notify the Sub-Adviser if it can no longer rely on the exclusion pursuant to CFTC Regulation 4.5 with respect to a Fund; and

(iii) only with respect to any Funds that may trade swaps, the Fund is an "eligible contract participant" within the meaning of Section 1a(18) of the CEA.

B. The Sub-Adviser hereby represents and warrants to the Adviser that:

(i) the Sub-Adviser is registered with the CFTC in all capacities, if any, in which the Sub-Adviser is required under the CEA and the CFTC's regulations to be so registered and is a member of the NFA if required to be a member thereof;

(ii) if the Sub-Adviser is exempt from registration as a commodity trading advisor ("CTA") under CFTC Regulation 4.14(a)(8) with respect to a Fund, it has filed notice required under CFTC Regulation 4.14(a)(8) and shall re-file such notice annually as required; and

(iii) if the Adviser has filed the exclusion under CFTC Regulation 4.5 with respect to a Fund, the Sub-Adviser (A) will cause such Fund to comply with the trading limitations in CFTC Regulation 4.5 unless otherwise agreed with the Adviser, and (B) promptly will notify the Adviser if it is reasonably likely that one or more Funds will not comply with such trading limitations.

C. The Adviser and the Sub-Adviser each further agree that:

(i) to the extent that the CEA and the then-current CFTC regulations require (A) registration by such party as a CPO or CTA and/or membership with NFA with respect to any Fund, (B) specific disclosure, as applicable to the investors in any Fund, or (C) filing of reports and other documents with respect to any Fund, it shall promptly and fully comply, or take reasonable steps to cause such Fund to comply, with all such requirements;

(ii) the Adviser and the Sub-Adviser shall each comply with all requirements of the CEA, then-current CFTC regulations and NFA rules that apply to the Adviser and the Sub-Adviser, respectively, with respect to each Fund;

(iii) the Sub-Adviser shall provide reasonable cooperation to the Adviser and the Adviser shall provide reasonable cooperation to the Sub-Adviser in fulfilling, or causing to be fulfilled, any disclosure or reporting requirements applicable to such party with respect to each Fund under the CEA and/or then-current CFTC regulations and NFA rules; and

(iv) the Adviser and the Sub-Adviser each further agrees to notify the other party promptly in writing if any of the representations and warranties herein ceases to be accurate in any respect with respect to the Adviser, the Sub-Adviser or any Fund.

9.    Non-Exclusivity

The services of the Sub-Adviser to the Adviser, each Fund and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities.  Adviser has no objection to Sub-Adviser rendering such services to any other person, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each.  Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account.  It is understood and agreed that the directors, officers, and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation.

10.    Regulation

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.  The Sub-Adviser shall provide prompt notice to the Adviser and the Trust of any such submission.

11.   Records

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business.  In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.

12.   Confidential Treatment

All information and advice furnished by one party to the other party (including their respective agents, employees and representatives and the agents, employees, and representatives of any affiliates) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas, court orders, and as required in the administration and management of the Funds.  It is understood that any information or recommendation supplied or produced by Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust.  Without limiting the foregoing, the Adviser and the Trust will only disclose portfolio information in accordance with the Trust's portfolio information policy as adopted by the Board of Trustees.

The confidential treatment of the information noted in this Agreement shall also apply to information shared between the Adviser and the Sub-Adviser relating to potential future funds for which the Adviser may wish to retain the Sub-Adviser's investment advisory services.

13.     Duration of Agreement

This Agreement shall become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, the initial term will continue in effect through September 30, 2019.  Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through September 30 of each successive year following the initial term for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser ("Independent Trustees") cast in person at a meeting called for the purpose of voting on such approval.

14.    Termination of Agreement

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty (60) days' written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days' written notice to the Trust and the other party.  This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory and Management Agreement between the Adviser and the Trust is assigned (as defined in the Investment Company Act) or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.  Section 5 herein shall survive the termination of this Agreement.

15.   Use of Sub-Adviser's Name

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-Adviser and its affiliates.  The Sub-Adviser hereby grants the Adviser and the Trust the right to use such name(s), derivatives, logos, trademarks or service marks or trade names so long as this Agreement is in effect, as outlined in Section 16.  Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names.  The Sub-Adviser hereby consents to the names of the Funds as set forth in Schedule A to this Agreement.

16.   Use of Adviser's Name
Sub-Adviser represents, and the Trust and the Adviser acknowledge and agree, that Sub-Adviser is the sole owner of the name "WCM Investment Management" and certain logos associated with such names (the "WCM Marks").  The Trust and Adviser agree that the WCM Marks are the valuable property of the Sub-Adviser and Sub-Adviser's affiliates.  The Trust and Adviser shall have the right to use the WCM Marks only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.  The Sub-Adviser agrees that the Trust and the Adviser have the right to use "WCM Marks" in the names of the Funds as set forth in Schedule A to this Agreement.

The Sub-Adviser acknowledges and agrees that the names "JNL Series Trust" and "Jackson National Asset Management, LLC," and abbreviations or logos associated with those names, are the valuable property of the Adviser and its affiliates; that the Trust has the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names "JNL Series Trust," "Jackson National Asset Management, LLC," and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder.  Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to "JNL Series Trust" and the Adviser, or the Funds or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Funds in the Sub-Adviser's marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the Funds, as those terms are used in the rules, regulations and guidelines of the SEC and FINRA. Adviser and the Trust acknowledge that Sub-Adviser will use the Funds' performance information within its composites compiled pursuant to the Global Investment Performance Standards ("GIPS(R)").

17.    Amendments to the Agreement

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.  The required shareholder approval shall be effective with respect to each Fund if a majority of the outstanding voting securities of each Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other series affected by the amendment or all the series of the Trust.

18.    Assignment

No assignment (as that term is defined in the Investment Company Act) shall be made by the Sub-Adviser without the prior written consent of the Trust and the Adviser.  Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

19.    Entire Agreement

This Agreement contains the entire understanding and agreement of the parties with respect to each Fund.  The Trust is an intended third-party beneficiary of this Agreement.

20.   Headings

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

21.    Notices

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties.  Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

To the Adviser:	Jackson National Asset Management, LLC
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: General Counsel
Email address: JNAMLegal@jackson.com

To the Sub-Adviser:	WCM Investment Management
281 Brooks Street
Laguna Beach, CA 92651
Attention: David Brewer
E-mail: davidbrewer@wcminvest.com

To the Trust:	JNL Series Trust
1 Corporate Way
Lansing, MI 48951
Attention: Chief Legal Officer
Email address: JNAMLegal@jackson.com

22.    Severability

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

23.    Trust and Shareholder Liability

The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of each respective Fund.  The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of a Fund, nor from the Board or any individual Trustee of the Trust.

24.    Governing Law

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Michigan, or any of the applicable provisions of the Investment Company Act.  To the extent that the laws of the State of Michigan, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

25.    Counterpart Signatures

This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

With respect to a Fund for which the Adviser has not claimed an exclusion under CFTC Regulation 4.5, the following language applies:

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

Jackson National Asset Management, LLC

By:	/s/Mark D. Nerud
Name:	Mark D. Nerud
Title:	President and CEO

WCM Investement Management

By:	/s/David A. Brewer
Name:	David A. Brewer
Title	SVP, Chief Compliance Officer

Schedule A
August 13, 2018
(Funds)

JNL Multi-Manager International Small Cap Fund
JNL Multi-Manager Small Cap Value Fund

Schedule B
August 13, 2018
(Compensation)

JNL Multi-Manager International Small Cap Fund
Average Daily Net Assets	Annual Rate
(1)
All Assets*	0.55%
* For the portion of the Average Daily Net Assets managed by WCM Investment Management.

JNL Multi-Manager Small Cap Value Fund
Average Daily Net Assets	Annual Rate
(2)
All Assets*	0.43%
* For the portion of the Average Daily Net Assets managed by WCM Investment Management.

Exhibit B

Prospectus Comparison for the JNL Multi-Manager Small Cap Value Fund

JNL Multi-Manager Small Cap Value Fund
Class A
Class I

Investment Objective.  The investment objective of the Fund is long-term total return.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
 Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.67%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.10%
Total Annual Fund Operating Expenses[2]	1.07%

[1]	"Other Expenses" include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]	Expense information has been restated to reflect current fees.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.67%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.10%
Total Annual Fund Operating Expenses[2]	0.77%

[1]	"Other Expenses" include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]	Expense information has been restated to reflect current fees.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period and (3) that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JNL Multi-Manager Small Cap Value Fund Class A
1 year	3 years	5 years	10 years
$109	$340	$590	$1,306

JNL Multi-Manager Small Cap Value Fund Class I
1 year	3 years	5 years	10 years
$79	$246	$428	$954

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period
1/1/2017 - 12/31/2017	79%

Principal Investment Strategies. The Fund seeks to achieve its investment objective by the Fund investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a variety of small cap value strategies, sometimes referred to as “sleeves,” managed by ~~four~~ five unaffiliated investment managers ~~and one affiliated investment manager, PPM America, Inc.~~ (“Sub-Advisers”). Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each sleeve, but the Sub-Advisers may also implement other investment strategies in keeping with their respective sleeve's objective.

Congress Small Cap Value Strategy

Congress Asset Management Company, LLP (“Congress”) constructs the Small Cap Value Strategy by investing in the common stocks of small capitalization (“small-cap”) companies.

The Small Cap Value Strategy market capitalization range is generally within the range of the Russell 2000 Value Index (between approximately $22.7 million and $8.9 billion as of December 31, 2017) at the time of purchase. The market capitalization range is expected to change over time.

Congress generally constructs the strategy to consist of 70-110 companies. The Small Cap Value Strategy is predominantly focused on investing in companies domiciled within the United States. The strategy can invest in foreign securities, primarily through American Depositary Receipts (“ADRs”) and the equity securities of companies incorporated outside of the U.S. that are traded on U.S. exchanges. Investments in ADRs are generally less than 10%.

The strategy focuses on opportunities that Congress believes have significant upside potential, emphasizing a combination of both valuation and earnings power. Congress employs a fundamental, bottom-up investment approach that includes both financial modeling and qualitative analysis. A stock may be sold, among other reasons, if Congress believes that the company’s cumulative valuation and earnings upside potential approaches fair value, better opportunities exist, the company experiences fundamental deterioration, or the market capitalization rises above a targeted range.

Chicago Equity – Small Cap Value Strategy

Chicago Equity Partners, LLC (“CEP”) constructs the strategy by investing in equity securities of small-capitalization companies. The Small Cap Value Strategy will ordinarily invest in approximately 150-400 stocks. The Small Cap Value Strategy primarily invests in common stock and preferred stock of U.S. small-capitalization companies.

The Small Cap Value Strategy currently defines small capitalization companies as those with a market capitalization within the market capitalization range of the companies represented in the Russell 2000® Index (between $22.7 million and $9.4 billion as of December 31, 2017). This range may fluctuate as market conditions change and during periods of increased market volatility. In pursuing its investment strategy, it will generally invest in stocks of U.S. small-cap value companies (as determined by CEP), including real estate investment trusts (“REITs”). The Small Cap Value Strategy may also invest in foreign companies, including those that are organized in or have material business interests tied to emerging market countries, through ADRs or direct investment in securities of foreign companies trading on U.S. markets.

Cooke & Bieler Small Cap Value Equity Strategy

Cooke & Bieler, L.P. (“C&B”) constructs the Small Cap Value Equity Strategy by investing in the common stocks of small capitalization (“small-cap”) companies.

C&B invests principally in small-capitalization companies, which are defined as having market capitalizations within the market capitalization range of the constituents of Russell 2000® Index at the time of purchase. As of December 31, 2017, the Index had a market capitalization range of $33.3 million to $8.9 billion.

C&B manages a relatively focused portfolio of typically 40 to 60 companies that enables C&B to provide adequate diversification while allowing the portfolio to behave differently than the market.

C&B selects securities for the strategy based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management.

Cortina Small Cap Value Strategy

Cortina Asset Management, LLC (“Cortina”) constructs the Small Cap Value Strategy by investing in the common stocks of small capitalization (“small-cap”) companies that Cortina believes are undervalued relative to the marketplace or similar companies.

Under current market conditions, the strategy considers a company to be a small-cap company if it has a total market capitalization at the time of purchase of $100 million to the higher of $3 billion or the high end of the range of companies represented in the Russell 2000 Value Index. As of December 31, 2017, the largest company in the Russell 2000 Value Index has a market capitalization of approximately $8.9 billion.

The Small Cap Value Strategy will typically hold shares of stock in 60 to 80 companies, with no single company exceeding 5% of the Small Cap Value Strategy’s portfolio at the time of purchase.

~~PPM Small Cap Value Strategy~~

~~PPM America, Inc. (“PPM”) constructs the strategy by investing in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of securities of the S&P SmallCap 600 Index (“Index”) under normal market conditions at the time of initial purchase.  The market capitalization range of the Index will vary with market conditions over time, and was $96 million to $9.4 billion as of December 31, 2017.~~

~~If the market capitalization of a company held by the PPM Small Cap Value Strategy moves outside the then-current Index range, the PPM Small Cap Value Strategy may, but is not required to, sell such company’s securities.  Equity securities include common stocks, securities convertible into common stock and securities with economic~~
~~characteristics similar to those of common stock, such as rights and warrants. The PPM Small Cap Value Strategy typically selects companies whose stocks it believes are underpriced relative to the broad small-capitalization market, as determined by factors such as price/earnings ratios, cash flows and other measures.~~

WCM Small Cap Value Strategy

WCM Investment Management (“WCM”) constructs the Small Cap Value Strategy by investing in the common stocks of small capitalization (“small-cap”) companies that WCM believes are undervalued. WCM considers small capitalization companies to be companies with market capitalizations between $50 million and $5 billion at the time of purchase. Investments in companies that move outside the capitalization range may continue to be held by the Small Cap Value Strategy at WCM’s discretion.

WCM generally constructs the strategy to consist of 25-40 companies.  WCM typically selects shareholder-friendly companies with a durable competitive advantage that are trading at a discount to intrinsic value. Characteristics of these companies include sustained, high returns on invested capital, consistent free cash flow generation, and impressive compounding of net book value over time.

JNAM also may choose to allocate the Fund’s assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:

•
Accounting risk – The Fund bases investment selections, in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate, may reflect differing approaches with respect to auditing and reporting standards and may affect the ability of the Fund’s investment manager to identify appropriate investment opportunities.

•
Allocation risk – The Fund’s ability to achieve its investment objective depends upon the investment manager’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations, and its ability to select an appropriate mix of asset classes based on its analysis of such factors.  The Fund is subject to the risk of changes in market, investment, and economic conditions in the selection and percentages of allocations.

•
Company risk – Investments in U.S. and/or foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial condition.

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Financial services risk – An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or interest rates that may negatively affect financial service businesses; (ii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

•
Foreign regulatory risk – The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•
Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Value stocks may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur.  Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).

•
Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Advisers' investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Portfolio turnover risk – Active trading, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, may increase transaction costs, which may reduce performance.

•
Real estate investment risk – Real estate is affected by general economic conditions and legal, cultural or technological developments. When growth is slowing, demand for property decreases and prices may decline, which could impact the value of mortgage-backed securities that may be held by the Fund.  Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management.

•
Sector risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.  In addition, the Fund could underperform other funds investing in similar sectors or comparable benchmarks because of the investment manager’s choice of securities within such sector.

•
Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund. Performance prior to September 28, 2015, reflects the Fund’s results when managed by the former sub-adviser, Franklin Advisory Services, LLC.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Effective December 31, 2017, for consistency with the Fund’s principal investment strategies, the Fund replaced the Russell 2000 Value Index with the MSCI USA Small Value Index (Gross) as the Fund's primary benchmark.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 9/30/2009): 24.17%; Worst Quarter (ended 12/31/2008): -29.32%

Annual Total Returns as of December 31

Class I

Best Quarter (ended 9/30/2009): 24.28%; Worst Quarter (ended 12/31/2008): -29.20%

Average Annual Total Returns as of 12/31/2017
	1 year	5 year	10 year
JNL Multi-Manager Small Cap Value Fund (Class A)	11.06%	10.87%	8.07%
MSCI USA Small Value Index (Gross) (reflects no deduction for fees, expenses, or taxes)	11.51%	14.31%	10.24%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	7.84%	13.01%	8.17%

Average Annual Total Returns as of 12/31/2017
	1 year	5 year	10 year
JNL Multi-Manager Small Cap Value Fund (Class I)	11.26%	11.10%	8.28%
MSCI USA Small Value Index (Gross) (reflects no deduction for fees, expenses, or taxes)	11.51%	14.31%	10.24%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	7.84%	13.01%	8.17%

Portfolio Management.

Investment Adviser to the Fund:
 Jackson National Asset Management, LLC

Sub-Advisers:
Congress Asset Management Company, LLP ("Congress")
Chicago Equity Partners, LLC ("CEP")
Cooke & Bieler, L.P. ("C&B")
Cortina Asset Management, LLC ("Cortina")
~~PPM America, Inc. ("PPM")~~WCM Investment Management ("WCM")

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	September 2015	Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM
Sean Hynes, CFA, CAIA	September 2015	Assistant Vice President and Portfolio Manager, JNAM
Mark Pliska, CFA	September 2015	Portfolio Manager, JNAM
Jeff Kerrigan, CFA	September 2015	Portfolio Manager, Congress
Robert H. Kramer, CFA	September 2015	Co-Chief Investment Officer – Equities, CEP
Patricia A. Halper, CFA	September 2015	Co-Chief Investment Officer – Equities, CEP
William C. Murray, CFA, CAIA	September 2015	Managing Director, CEP
Steve Lyons, CFA	September 2015	Partner, C&B
Michael Meyer, CFA	September 2015	Partner, C&B
Edward O’Connor, CFA	September 2015	Partner, C&B
R. James O’Neil, CFA	September 2015	Partner, C&B
Mehul Trivedi, CFA	September 2015	Partner, C&B
William Weber, CFA	September 2015	Partner, C&B
Andrew Armstrong, CFA	December 2015	Principal, C&B
Alexander E. Yaggy, CFA	September 2015	Managing Director and Lead Portfolio Manager, Small Cap Value and Special Value Strategies, Cortina
John Clausen	September 2015	Managing Director and Portfolio Manager, Small Cap Value and Special Value Strategies, Cortina
Gregory Waterman, CFA	November 2017	Director and Portfolio Manager, Small Cap Value, Cortina
~~Gregory Anderson, CFA~~	~~September 2017~~	~~Senior Managing Director, PPM~~
~~Jeffrey J. Moran, CFA, CPA~~	~~September 2017~~	~~Senior Managing Director, PPM~~
~~Kevin R. McCloskey, CFA~~	~~September 2017~~	~~Senior Managing Director, PPM~~
~~Michael P. MacKinnon, CFA, CPA~~	~~September 2017~~	~~Managing Director, PPM~~
~~Naveen Bobba~~	~~September 2017~~	~~Senior Managing Director, PPM~~
Jon Detter	August 2018	Portfolio Manager and Business Analyst, WCM
Anthony Glickhouse	August 2018	Portfolio Manager and Business Analyst, WCM
Patrick F. McGee	August 2018	Portfolio Manager and Business Analyst, WCM

Purchase and Redemption of Fund Shares

Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information

The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries

If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

JNL Multi-Manager Small Cap Value Fund
Class A
Class I

Investment Objective.  The investment objective of the Fund is long-term total return.

Principal Investment Strategies.  The Fund seeks to achieve its investment objective by the Fund investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a variety of small cap value strategies, sometimes referred to as “sleeves,” managed by ~~four~~ five unaffiliated investment managers ~~and one affiliated investment manager, PPM America, Inc.~~ (“Sub-Advisers”).  Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each sleeve, but the Sub-Advisers may also implement other investment strategies in keeping with their respective sleeve's objective.

Congress Small Cap Value Strategy

Congress Asset Management Company, LLP (“Congress”) constructs the Small Cap Value Strategy by investing in the common stocks of small capitalization (“small-cap”) companies.

The Small Cap Value Strategy market capitalization range is generally within the range of the Russell 2000 Value Index (between approximately $22.7 million and $8.96 billion as of December 31, 2017) at the time of purchase. The market capitalization range is expected to change over time.

Congress generally constructs the strategy to consist of 70-110 companies. The Small Cap Value Strategy is predominantly focused on investing in companies domiciled within the United States. The strategy can invest in foreign securities, primarily through American Depositary Receipts (“ADRs”) and the equity securities of companies incorporated outside of the U.S. that are traded on U.S. exchanges. Investments in ADRs are generally less than 10%.

The strategy focuses on opportunities that Congress believes have significant upside potential, emphasizing a combination of both valuation and earnings power. Congress employs a fundamental, bottom-up investment approach that includes both financial modeling and qualitative analysis. The financial model is used to seek to develop an understanding of a company’s operating dynamics including the company’s financials, margins and growth rates. Qualitative analysis is focused on researching the key drivers of the business. Company specific research is complemented with a sector profile to focus on the key catalysts driving sector dynamics. A stock may be sold, among other reasons, if Congress believes that the company’s cumulative valuation and earnings upside potential approaches fair value, better opportunities exist, the company experiences fundamental deterioration, or the market capitalization rises above a targeted range.

Chicago Equity – Small Cap Value Strategy

Chicago Equity Partners, LLC (“CEP”) constructs the strategy by investing in equity securities of small-capitalization companies. The Small Cap Value Strategy will ordinarily invest in approximately 150-400 stocks. The Small Cap Value Strategy primarily invests in common stock and preferred stock of U.S. small-capitalization companies.

The Small Cap Value Strategy currently defines small capitalization companies as those with a market capitalization within the market capitalization range of the companies represented in the Russell 2000® Index (between $22.7 million and $9.4 billion as of December 31, 2017). This range may fluctuate as market conditions change and during periods of increased market volatility. In pursuing its investment strategy, it will generally invest in stocks of U.S. small-cap value companies (as determined by CEP), including real estate investment trusts (“REITs”). The Small Cap Value Strategy may also invest in foreign companies, including those that are organized in or have material business interests tied to emerging market countries, through American Depositary Receipts (“ADRs”) or direct investment in securities of foreign companies trading on U.S. markets.

The CEP investment philosophy is based on financial and behavioral theory. CEP believes active returns are achievable because of inefficiencies in the market that persist over time. CEP believes that the market is complex, and therefore the most effective way to identify anomalies is with a research-intensive, systematic process. CEP believes that using a quantitative stock selection model to analyze a company’s earnings, balance sheet strength, relative valuation, growth potential or other variables creates opportunity to capture market inefficiencies. CEP intends to seek returns for the Fund in excess of its benchmark by combining systematic analysis of these variables with optimization and rigorous implementation by a team of seasoned industry experts. Through this process, CEP seeks to achieve a well-diversified portfolio of companies with attractive valuation ratios, quality balance sheets, and positive growth and momentum expectations built through a disciplined, risk controlled process.

Cooke & Bieler Small Cap Value Equity Strategy

Cooke & Bieler, L.P. (“C&B”) constructs the Small Cap Value Equity Strategy by investing in the common stocks of small capitalization (“small-cap”) companies.

C&B invests principally in small-capitalization companies, which are defined as having market capitalizations within the market capitalization range of the constituents of Russell 2000® Index at the time of purchase. As of December 31, 2017, the Index had a market capitalization range of $33.3 million to $8.9 billion.

C&B manages a relatively focused portfolio of typically 40 to 60 companies that enables C&B to provide adequate diversification while allowing the portfolio to behave differently than the market.

C&B selects securities for the strategy based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, C&B considers criteria such as return on equity, balance sheet strength, industry leadership and cash flow projections. C&B further narrows the universe of acceptable investments by undertaking intensive research including interviews with a company’s top management, customers and suppliers. C&B believes their assessment of business quality and emphasis on valuation will protect the strategy’s assets in down markets, while their insistence on strength in leadership, financial condition and cash flow will produce competitive results in all but the most speculative markets. C&B regularly reviews the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or C&B has identified a more attractive investment opportunity.

Cortina Small Cap Value Strategy

Cortina Asset Management, LLC (“Cortina”) constructs the Small Cap Value Strategy by investing primarily in common stocks of small capitalization (“small-cap”) companies that the Adviser believes are undervalued relative to the marketplace or similar companies. Under current market conditions, the Fund considers a company to be a small-cap company if it has a total market capitalization at the time of purchase of $100 million to the higher of $3 billion or the high end of the range of companies represented in the Russell 2000 Value Index. The Cortina Small Cap Value strategy will not exclusively invest in companies represented in the Russell 2000 Value Index and such investments may constitute substantially less than 80% of the Fund’s assets. The Cortina Small Cap Value strategy may invest up to 25% of its assets in foreign securities (including American Depositary Receipts (“ADRs”)) that are listed in the United States on a national securities exchange.

The Small Cap Value Strategy will typically hold shares of stock in 60 to 80 companies, with no single company exceeding 5% of the Small Cap Value Strategy’s portfolio at the time of purchase. Generally, Cortina will sell a company’s stock when the price approaches the Cortina’s estimate of economic value or when the fundamentals of the company have deteriorated.

~~PPM Small Cap Value Strategy~~

~~PPM America, Inc. (“PPM”) constructs the strategy by investing in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of securities of the S&P SmallCap 600 Index (“Index”) under normal market conditions at the time of initial purchase.  The market capitalization range of the Index will vary with market conditions over time, and was $96 million to $9.4 billion as of December 31, 2017. If the market capitalization of a company held by the PPM Small Cap Value Strategy moves outside the then-current Index range, the PPM Small Cap Value Strategy may, but is not required to, sell such company’s securities.  Equity securities include common stocks, securities convertible into common stocks and securities with economic characteristics similar to common stock characteristics, such as rights and warrants. The PPM Small Cap Value Strategy may invest up to 5% of its total assets in securities of companies located in developing countries.~~

~~The PPM Small Cap Value Strategy typically selects companies whose stocks it believes are underpriced relative to the broad small-capitalization market, as determined by price/earnings ratios, cash flows and other measures.  The PPM Small Cap Value Strategy generally relies on stock selection to achieve its results, rather than trying to time market fluctuations.  In selecting stocks, the PPM Small Cap Value Strategy establishes valuation parameters by using relative ratios compared to the broad small-capitalization market.~~

~~The PPM Small Cap Value Strategy may also invest in preferred stocks and securities convertible into common stock.  The PPM Small Cap Value Strategy will only purchase convertible securities that, at the time of purchase, are investment grade or, if unrated, are determined by the PPM Small Cap Value Strategy to be of comparable quality.~~

WCM Small Cap Value Strategy

WCM Investment Management (“WCM”) constructs the Small Cap Value Strategy by investing in the common stocks of small capitalization (“small-cap”) companies that WCM believes are undervalued. WCM considers small capitalization companies to be companies with market capitalizations between $50 million and $5 billion at the time of purchase. Investments in companies that move outside the capitalization range may continue to be held by the Small Cap Value Strategy at WCM’s discretion.

WCM generally constructs the strategy to consist of 25-40 companies.  WCM typically selects shareholder-friendly companies with a durable competitive advantage that are trading at a discount to intrinsic value. Characteristics of these companies include sustained, high returns on invested capital, consistent free cash flow generation, and impressive compounding of net book value over time.

JNAM also may choose to allocate the Fund’s assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Advisers' investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Accounting risk
•	Allocation risk
•	Company risk
•	Equity securities risk
•	Financial services risk
•	Foreign regulatory risk
•	Investment style risk
•	Liquidity risk
•	Managed portfolio risk
•	Market risk
•	Real estate investment risk
•	Sector risk
•	Small-capitalization investing risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Concentration risk
•	Currency risk

•	Cybersecurity risk
•	Expense risk
•	Investment strategy risk
•	Redemption risk
•	Regulatory investment limits risk
•	Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser's abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it.

The Adviser and Portfolio Management. The allocations for the Fund are made by JNAM.  JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management.  JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

The following individuals are responsible for application of the Fund's strategy, executing trades and allocation of capital to the various strategies for the Fund:

William Harding, CFA, is Senior Vice President and Chief Investment Officer for JNAM since July 2014. Mr. Harding was a Vice President, Head of Investment Management from October 2012 to June 2014. Mr. Harding leads the Investment Management function responsible for oversight of sub-advisor performance and risk, due diligence and manager research. Mr. Harding was previously the Head of Manager Research for Morningstar Inc.’s Investment Management division and has over 20 years of investment experience including asset allocation, manager research, portfolio management, and performance evaluation. Mr. Harding graduated from the University of Colorado, Boulder with a Bachelor of Science degree in Business. He holds an MBA from Loyola University Chicago and he is a Chartered Financial Analyst.

Sean Hynes, CFA, CAIA, is Assistant Vice President, Investment Management for JNAM since April 2013. Mr. Hynes provides leadership for the performance analysis and due diligence review of external investment managers. He develops and maintains key relationships with asset managers and provides leadership and direction to Investment Management staff. Prior to joining JNAM, Mr. Hynes was an Investment Manager for Morningstar Investment Services, a wholly owned subsidiary of Morningstar Inc., and a research associate for Managers Investment Group. Mr. Hynes holds a Bachelor of Science degree in Mathematics from the University of Notre Dame, and an MBA from Carnegie Mellon University. He is a CFA and CAIA charterholder.

Mark Pliska, CFA, is a Portfolio Manager for JNAM. Mr. Pliska is responsible for manager research, portfolio construction, and asset allocation of Funds. Prior to joining JNAM in 2011, Mr. Pliska worked as an Investment Analyst for Plan Sponsor Advisors from 2008 to 2011, where he was responsible for the selection and monitoring of investment managers, client reporting, and asset allocation for defined contribution and defined benefit plans, and prior to that, Mr. Pliska was a Research Analyst for DWM Financial Group from 2006 to 2008. Mr. Pliska is a National Merit Scholar and holds a B.A. in Economics from the University of Kansas.

The Sub-Advisers to the JNL Multi-Manager Small Cap Value Fund are:

Congress Asset Management Company, LLP (“Congress”) is located at 2 Seaport Lane, Boston, Massachusetts 02210. Congress was founded in 1985 and serves as an investment adviser to registered investment companies, high net worth individuals and institutions. As of December 31, 2017, Congress managed approximately $10.5 billion in assets.

Jeff Kerrigan is the Portfolio Manager for the Congress Small Cap Value Strategy. He has over 22 years of investment management and research experience. Prior to joining Congress in 2017, Mr. Kerrigan was a Partner and Portfolio Manager at Century Capital Management, LLC from 2014 to 2017. Previously, Mr. Kerrigan was a Portfolio Manager and Chief Investment Officer at Haber Trilix and a Portfolio Manager with Gartmore Group, Fidelity Management & Research, and Fleet Investment Advisors.  He was also an Equity Analyst with Putnam Investment Management. Mr. Kerrigan earned his Bachelor’s and Master’s degrees in Economics from Boston University. He is a CFA charterholder and a member of the Boston Security Analysts Society (BSAS).

Chicago Equity Partners, LLC (“CEP”) has served as Sub-Adviser to the Fund since its inception in September 2015. Affiliated Managers Group, Inc. indirectly owns a majority interest in CEP. CEP, located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601, is an investment management firm with approximately $7.1 billion in assets under management as of December 31, 2017.

CEP utilizes a team approach to manage the Fund. Robert H. Kramer, Patricia A. Halper and William C. Murray are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Mr. Kramer is a Founding Partner of CEP and has served as Co-Chief Investment Officer - Equity since January 2017, and has served as Managing Director, Portfolio Manager and Analyst at CEP and its predecessor since 1989. Ms. Halper has served as Co-Chief Investment Officer - Equities since January 2017 and has been a member of CEP’s quantitative analysis group, which is responsible for the firm’s proprietary quantitative models and its ongoing developmental efforts, since 1998. Prior to joining CEP, Ms. Halper worked at the institutional futures sales desk at Paine Webber. Mr. Murray has been a member of CEP’s portfolio management team since 1994.

Cooke & Bieler, L.P. (“C&B”), a registered investment adviser is located at 1700 Market Street, Suite 3222, Philadelphia, PA  19103.  Founded in 1949, the firm provides investment management services to corporations, foundations, endowments, pension and profit sharing plans.

Steve Lyons, CFA, Partner, Analyst/Portfolio Manager. Mr. Lyons earned his undergraduate degree in Finance with honors from Arizona State University. He worked in the investment services industry specializing in private equity and business valuation before returning to business school. He received his MBA with honors from the University of Chicago where he co-chaired the Investment Management Group and helped launch the Student Managed Investment Fund. After working as a summer intern in 2005, Mr. Lyons joined C&B upon his graduation the following year.

Michael Meyer, CFA, Partner, Analyst/Portfolio Manager. Mr. Meyer earned his undergraduate degree in Economics from Davidson College, graduating cum laude with distinction. He also competed as captain of the varsity tennis team. In 1993, following four years at Sterling Capital Management as an equity analyst and head equity trader, Mr. Meyer earned his MBA in Finance from the Wharton School of Business and joined C&B.

Edward O’Connor, CFA, Partner, Analyst/Portfolio Manager. Mr. O’Connor graduated cum laude with honors in Economics and Philosophy from Colgate University. He served as a U.S. diplomat in Cuba and Guatemala prior to receiving his MBA with concentrations in Finance and International Business in 1999 from the University of Chicago. He then joined Cambiar Investors in Denver, Colorado where he worked as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout. Mr. O’Connor joined C&B in 2002.

R. James O’Neil, CFA, Partner, Analyst/Portfolio Manager. Mr. O’Neil received his undergraduate degree in Economics from Colby College, graduating cum laude with distinction and competing as captain of the varsity soccer team. He was an Investment Officer in the Capital Markets Department at Mellon Bank for three years before entering Harvard Business School to earn his MBA. He served as a summer intern in 1987, joining C&B upon his graduation the following year.

Mehul Trivedi, CFA, Partner, Analyst/Portfolio Manager. Mr. Trivedi graduated magna cum laude with dual degrees in both Economics (with concentrations in Finance and Statistics) and International Relations from the University of Pennsylvania. After working as a fixed-income analyst at Blackrock Financial Management and then as a product manager at PNC Asset Management, Mr. Trivedi earned his MBA from the Wharton School of Business, serving as a summer intern at C&B in 1997 and joining the firm upon his graduation in 1998.

William Weber, CFA, Partner, Analyst/Portfolio Manager. Mr. Weber graduated magna cum laude from Villanova University in 2002 with dual degrees in Finance and English. He then worked at C&B for six years in various roles including marketing, operations and research support, before earning his MBA with honors from the University of Chicago Booth School of Business in 2010. While at Booth, Mr. Weber co-managed the school’s Student Managed Investment Fund and interned at T. Rowe Price Associates as an equity research analyst. He returned to C&B in 2010.

Andrew Armstrong, CFA, Principal, Analyst/Portfolio Manager.  Mr. Armstrong earned his undergraduate degree in Economics from the University of Pennsylvania.  He worked as an Associate at Cooke & Bieler for three years before joining Hotchkis & Wiley Capital Management as an investment analyst in 2011.  Andrew returned to Cooke & Bieler in 2014.

Cortina Asset Management, LLC (“Cortina”), located at 825 North Jefferson Street, Suite 400, Milwaukee, WI, 53202. Cortina is an independent, primarily employee owned asset management firm with offices in Milwaukee and New York. Formed in 2004 by a highly regarded team of investment professionals, Cortina specializes in small cap portfolio management for public and private institutions, as well as high net worth individuals.

Alexander E. Yaggy, CFA, Managing Director and Lead Portfolio Manager of the Cortina Small Cap Value Strategy. Mr. Yaggy has 21 years of experience in the investment industry. He joined Cortina in 2011 as Portfolio Manager of the Cortina

Small Cap Value and Special Value Strategies. Prior to Cortina, Mr. Yaggy was Co-Manager of the Morgan Stanley/Van Kampen Small Cap Value Funds and Morgan Stanley Small-Mid Value Fund. Prior to Morgan Stanley, Mr. Yaggy was a Senior Equity Analyst following multiple industries at Neuberger Berman, and he began his Wall Street career at Legg Mason Wood Walker in Baltimore. He is a member of the CFA Institute and the New York Society of Securities Analysts, and holds the Chartered Financial Analyst designation. He received a B.A. from Drew University.

John Clausen, Managing Director and Portfolio Manager of the Cortina Small Cap Value Strategy. Mr. Clausen has 14 years of experience in the investment industry with an emphasis in the Financial Services sector. He joined Cortina Asset Management in 2011 as a Senior Equity Analyst, supporting both the Small Cap Value and Special Value Strategies. Prior to Cortina, Mr. Clausen spent 5 years as a Senior Equity Analyst for the value-oriented Mutual Series Group of Franklin Templeton Investments. His Financial sector experience began in 1998 as a Bank Examiner with the Federal Reserve Bank of New York. He then served as an Equity Associate at Friedman Billings Ramsey and as an Equity Analyst with the State of New Jersey, Division of Investments. He focuses on covering the Financials and Home Builders segments. He is a member of the CFA Institute and the New York Society of Securities Analysts. Mr. Clausen received a B.S. degree in Engineering and an M.B.A. from Rutgers University.

Gregory Waterman, CFA, Director and Portfolio Manager of the Cortina Small Cap Value Strategy.  Mr. Waterman has 11 years of experience in the investment industry. He was most recently with Goldman Sachs where he worked on the Health Care Team in Global Investment Research as a Vice President and Senior Research Analyst covering Specialty Pharmaceuticals. He joined Cortina Asset Management in 2014 as a Senior Equity Analyst supporting the Small Cap Value Strategy. He focuses on covering the Health Care, Energy, and Technology sectors. He is a member of the CFA Institute and the New York Society of Securities Analysts, and holds the Chartered Financial Analyst designation. Mr. Waterman graduated cum laude from Duke University with a B.A. in Economics.

~~The Sub-Adviser to the PPM America Small Cap Value Strategy is PPM America, Inc. (“PPM”), located at 225 West Wacker Drive, Chicago, Illinois 60606.  As of December 31, 2017, PPM, an affiliate of the investment adviser to the Trust, managed approximately $102.8 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies.  PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.~~

~~The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below.~~

~~Greg Anderson is a senior managing director and portfolio manager on the public equity team at PPM. He is responsible for investment and allocation decisions for several of the firm’s public equity strategies, including large cap value, mid cap value, and small cap value which are managed on behalf of institutional and retail investors globally. Greg is responsible for covering the banks, utilities, chemicals, paper, consulting services and REITS sectors. Prior to joining PPM in 2016, Greg was a managing director and sector head of financial services for UBS Global Asset Management. Previously, he was a director of equity research at Segall, Bryant & Hamill and a principal at CMJ Partners. Greg earned an MBA in finance and statistics from the University of Chicago and a BS in business administration from Moorhead State University. He is also a CFA® charterholder.~~

~~Jeff Moran is a senior managing director and portfolio manager on the public equity team at PPM. He is responsible for investment and allocation decisions for several of the firm’s public equity strategies, including large cap value, mid cap value, and small cap value which are managed on behalf of institutional and retail investors globally. Jeff is responsible for covering the aerospace/defense, autos, capital goods, insurance, leisure/entertainment and hospitality sectors. Prior to joining PPM in 2004, Jeff was a senior research officer for Hancock Funds. Previously, he was a tax associate at Price Waterhouse and an airborne ranger in the US Army. Jeff earned an MBA in finance from Cornell University, a MAC from the University of North Carolina at Chapel Hill and a BS in accounting from the University of North Carolina at Charlotte. He is also a CFA® charterholder and a Certified Public Accountant (CPA).~~

~~Kevin McCloskey is a senior managing director and head of the public equity team at PPM. In addition to leading the public equity team, he is responsible for investment and allocation decisions for several of the firm’s public equity strategies, including large cap value, mid cap value, and small cap value which are managed on behalf of institutional and retail investors globally. Kevin is responsible for covering the brokerage, energy, health care and media sectors. Prior to joining PPM in 2008, Kevin was a vice president and senior portfolio manager for Federated Investors where he was responsible for large cap value equity portfolio management. Previously, he was as a portfolio manager and investment analyst for Killian Asset Management. Prior to joining the asset management field, Kevin was a captain in the US Air Force where his duties included program and project management. Kevin earned an MBA from the University of Dayton and a BS in aerospace engineering from the University of Notre Dame. He is also a CFA® charterholder.~~

~~Michael MacKinnon is a managing director and portfolio manager on the public equity team at PPM. He is responsible for investment and allocation decisions for several of the firm’s public equity strategies, including large cap value, mid cap value, and small cap value which are managed on behalf of institutional and retail investors globally. Michael is responsible~~

~~for covering the apparel, diversified financials, housing, metals, retail, transportation and telecommunication sectors. Prior to joining PPM in 1999, Michael was a senior accountant for Arthur Andersen LLP. Michael earned an MBA in analytical finance and statistics from the University of Chicago and a BBA in accounting from the University of Notre Dame. He is also a CFA® charterholder and a Certified Public Accountant (CPA).~~

~~Naveen Bobba is a senior managing director and portfolio manager on the public equity team at PPM. He is responsible for investment and allocation decisions for several of the firm’s public equity strategies, including large cap value, mid cap value, and small cap value which are managed on behalf of institutional and retail investors globally. Naveen is responsible for covering the information technology and consumer staples sectors. Prior to joining PPM in 2014, Naveen was a vice president and senior equity analyst for ING Investment Management. Previously, he was a sell-side analyst at Bear Stearns after beginning his career as a chartered accountant at Sagar & Associates in Hyderabad, India. Naveen earned an MBA in finance from the University of Rochester and an undergraduate degree with concentrations in mathematics, physics and chemistry from Nagarjuna University in Guntur, India.~~

The Sub-Adviser to the WCM Small Cap Value Strategy is WCM Investment Management (“WCM”), located at 281 Brooks Street, Laguna Beach, California 92651.  WCM is an independent, employee-owned money management firm, founded in 1976.  WCM provides investment management and sub-advisory services to public as well as various institutional and sub-advised accounts.  As of March 31, 2018, WCM had approximately $27.5 billion in assets under management.

The portfolio managers responsible for management of the WCM Small Cap Value Strategy of the Fund are Jon Detter, Anthony Glickhouse, and Patrick F. McGee.

Jon Detter, Portfolio Manager and Business Analyst of WCM.  Mr. Detter joined WCM in 2016 as a member of the Investment Strategy Group for its domestic, fundamental value strategies.  Mr. Detter’s primary responsibilities are portfolio management and equity research.  His career in investments and valuation includes his role as principal at Opus Capital Management, where he was one of three portfolio managers on the Opus Small-Cap Value flagship product, as well as a founder of, and portfolio manager for, the Focused Small Cap product. Previously, Mr. Detter held positions at Valuation Research Corporation and Arthur Andersen LLP, performing valuation work for public and private companies, primarily with respect to equity and option valuations, purchase price allocations, intangible assets and asset impairment testing. Mr. Detter graduated magna cum laude from Xavier University with a B.S.B.A. in Finance. He is also a CFA charterholder.

Anthony Glickhouse, Portfolio Manager and Business Analyst of WCM.  Mr. Glickhouse joined WCM in 2016 as a member of the Investment Strategy Group for its domestic, fundamental value strategies.  Mr. Glickhouse’s primary responsibilities are portfolio management and equity research. His industry experience includes a position at Opus Capital Management, where he was a research analyst on the Opus Small-Cap Value flagship product, as well as a founder of, and portfolio manager for, the Focused Small Cap product. Previously, Mr. Glickhouse held positions at The Private Client Reserve of U.S. Bank, where he conducted economic/capital market research and detailed asset allocation analysis, and at Renaissance Investment Management, where he performed operations and security analysis duties. Mr. Glickhouse graduated from Miami University with a B.S. in Finance. He is also a CFA charterholder.

Patrick F. McGee, Portfolio Manager and Business Analyst of WCM.  Mr. McGee joined WCM in 2016 as a member of the Investment Strategy Group for its domestic, fundamental value strategies. Mr. McGee’s primary responsibilities are portfolio management and equity research. His industry experience includes a position at Opus Capital Management, where he was a research analyst on the Opus Small-Cap Value flagship product, as well as a founder of, and portfolio manager for, the Focused Small Cap product. Previously, Mr. McGee held the Associate Analyst position at Avondale Partners LLC, where he assisted in research. Earlier still, Mr. McGee worked as a senior consultant at Ernst & Young LLP, where he established the Los Angeles office’s Fraud Investigation and Dispute Services practice. Mr. McGee earned his B.B.A. in Finance and Public Policy from the College of William & Mary (Virginia), and his M.B.A. from the University of Virginia. He is also a CFA charterholder.

The SAI provides additional information about a portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees’ basis for approving each sub-advisory agreement is available in the Fund’s Annual Report for the period ended December 31, 2017, and will be available in the Fund’s Semi-Annual Report for the period ended June 30, 2018.